UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2025
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Dayforce, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN	55425
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (952) 853-8100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Dayforce, Inc. (“Dayforce” or the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 2, 2025. As of the March 6, 2025 record date (the “Record Date”), there were 158,262,363 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. In addition, the holder of the share of special voting preferred stock (“Special Voting Share”) was entitled to cast a number of votes at the Annual Meeting equal to the number of shares of Common Stock issuable upon exchange of the exchangeable shares of Ceridian AcquisitionCo ULC (the “Exchangeable Shares”) then outstanding as of the Record Date. As of the Record Date, the Exchangeable Shares outstanding were exchangeable for 1,953,920 shares of Common Stock.

In total, 158,262,363 shares of Common Stock together with 1,953,920 Exchangeable Shares then represented by the Special Voting Share were outstanding as of the Record Date, constituting 160,216,283 shares entitled to vote (the “Voting Stock”). 154,780,459 shares of Voting Stock were represented at the Annual Meeting (in person or by proxy), constituting a majority of the outstanding shares entitled to vote at the Annual Meeting and thereby a quorum.

At the Annual Meeting, stockholders of the Company (1) approved the election of Brent Bickett, Ronald Clarke, Deborah Farrington, Thomas Hagerty, Linda Mantia, David Ossip, Ganesh Rao, Andrea Rosen, and Gerald Throop, each to serve for a term of one year ending at Dayforce’s 2026 Annual Meeting of Stockholders; (2) approved the advisory, non-binding vote on the compensation of Dayforce’s named executive officers; (3) ratified the appointment of KPMG LLP as Dayforce’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (4) approved an amendment and restatement of the Company’s Restated Certificate of Incorporation (as amended and restated, the “Amended and Restated Certificate of Incorporation”) to (i) limit the liability of certain officers of the Company as permitted by Delaware law, (ii) remove or revise obsolete provisions relating to the Company’s former majority stockholders and the classification of the Company’s Board of Directors, and (iii) make other immaterial changes.

The final voting results are set forth below.

Proposal One: Election of Directors

	For	Against	Abstain	Broker Non-Votes
Brent Bickett	146,137,270	4,460,052	9,379	4,173,758
Ronald Clarke	150,060,625	536,712	9,364	4,173,758
Deborah Farrington	135,804,852	14,780,869	20,980	4,173,758
Thomas Hagerty	148,836,733	1,760,907	9,061	4,173,758
Linda Mantia	149,399,110	1,094,989	112,602	4,173,758
David Ossip	148,854,580	1,398,642	353,479	4,173,758
Ganesh Rao	148,040,812	2,452,657	113,232	4,173,758
Andrea Rosen	150,144,259	454,326	8,116	4,173,758
Gerald Throop	149,540,410	1,057,168	9,123	4,173,758
Proposal Two: Advisory, non-binding vote on the compensation of Dayforce’s named executive officers

For	Against	Abstain	Broker Non-Votes
120,596,731	29,997,637	12,333	4,173,758

Proposal Three: Ratification of the appointment of KPMG LLP as Dayforce’s independent registered public accounting firm for the fiscal year ending December 31, 2025

For	Against	Abstain
150,525,474	4,235,334	19,651

Proposal Four: Approval of Dayforce’s Amended and Restated Certificate of Incorporation

For	Against	Abstain	Broker Non-Votes
124,930,054	25,666,959	9,688	4,173,758

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dayforce, Inc.

Date: May 6, 2025	By:	/s/ William E. McDonald

	Name:	William E. McDonald
	Title:	Executive Vice President, Chief Legal and Compliance Officer, and Corporate Secretary